Exhibit 10.1
THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT
THIS THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of February 4, 2025, is entered into among Nuvve Holding Corp., a Delaware corporation (the “Company”) and each Person identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).
RECITALS
A.    The Company and the Buyers are parties to that certain Securities Purchase Agreement, dated as of October 31, 2024, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of January 14, 2025, and that Second Amendment to Securities Purchase Agreement, effective as of February 3, 2025 (as amended, the “Purchase Agreement”).
B.    The Company has requested that the Buyers agree to certain amendments to the Purchase Agreement, and the Buyers have agreed to such requests, subject to the terms and conditions of this Amendment.
C.    Pursuant to Section 5.4 of the Purchase Agreement, the Purchase Agreement may be amended upon the written consent of the Company and the Required Holders.
D.    The undersigned Buyers constitute the Required Holders under the Purchase Agreement.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENT
1.Amendment. Section 4.15 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
4.15    Additional Issuance of Securities. So long as any Buyer beneficially owns any Note or Warrants, the Company will not, without the prior written consent of the Required Holders, directly or indirectly, issue any other securities that would cause a breach or default under the Notes or the Warrants. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the 45th day after the Applicable Date (provided that such period shall be extended by the number of calendar days during such period and any extension thereof contemplated by this proviso on which any Registration Statement is not effective or any prospectus contained therein is not available for use or any Public Information Failure exists) (the “Restricted Period”), neither the Company nor any of its Subsidiaries shall enter into any Subsequent

Placement. Notwithstanding the foregoing, this Section 4.15 shall not apply in respect of the issuance of (i) shares of Common Stock issued or issuable to directors, officers, employees or other service providers of the Company in their capacity as such pursuant to an Approved Stock Plan (as defined below), provided that (1) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such awards) after the date hereof pursuant to this clause (i) do not, in the aggregate, exceed more than 5% of the shares of Common Stock issued and outstanding immediately prior to the date hereof and (2) the exercise price of any such options is not lowered and none of such options are amended to increase the number of shares issuable thereunder or extend the term of such options; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of Convertible Securities (other than shares of Common Stock issued or issuable pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard options to purchase shares of Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than those issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that materially adversely affects any of the Buyers; (iii) the Securities and any other securities issued or issuable pursuant to this Agreement or any of the Transaction Documents, (vi) securities issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or bona fide joint venture agreement, provided that such issuance is approved by the majority of the disinterested directors of the Company and provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Restricted Period and such issuance does not, in the aggregate, exceed more than 5% of the shares of Common Stock issued and outstanding immediately prior to the date hereof, and (v) a registered direct offering of up to $278,250.00 pursuant to the Company’s existing shelf registration statement on Form S-3 (each of the foregoing in clauses (i) through (v), collectively the “Exempt Issuance”). “Approved Stock Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock or other awards convertible, exercisable for or exchangeable for shares of Common Stock may be issued to any employee, officer, director or other service provider for services provided to the Company and/or a Subsidiary in their capacity as such.

2.Effect of Amendment. Except as specifically amended herein, all terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and affirmed. In the event and to the extent of any conflict between the terms of the Purchase Agreement and this Amendment, this Amendment shall control. The Purchase Agreement may not be further amended or modified except as set forth in the Purchase Agreement. Each reference in the Purchase Agreement or any Transaction Document to the Purchase Agreement shall mean the Purchase Agreement as amended hereby.
3.Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
4. Entire Agreement, Amendment and Waiver. This Amendment, together with the Purchase Agreement and the Transaction Documents, constitute the entire agreement of the parties hereto and thereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous contracts or agreements with respect thereto, whether oral or written. This Amendment may not be amended, modified or supplemented and no waivers of consents to or departures from the provisions hereof may be given except pursuant to a writing signed by all of the parties hereto.
5.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
7.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.Further Assurances. The parties shall execute and deliver such additional documents and instruments and perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Amendment and the transactions contemplated hereby
[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:
NUVVE HOLDING CORP.

By:
Name: David Robson
Its: Chief Financial Officer

[Signature Page to Amendment No. 3 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:

By:
Name:
Its:

[Signature Page to Amendment No. 3 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BUYERS:

[Signature Page to Amendment No. 3 to Purchase Agreement]